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                                                                   EXHIBIT 10.33

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                  LOGO OF OAKBROOK TERRACE TOWER APPEARS HERE


                                  LEASE WITH

                           PLATINUM TECHNOLOGY, INC
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                                    TENANT


                                LEASING AGENTS

                     MIGLIN-BEITLER MANAGEMENT CORPORATION
                            181 West Madison Street
                                  Suite 3900
                            Chicago, Illinois 60602

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                                    LEASE
                                     FOR
                            OAKBROOK TERRACE TOWER


        This Lease is made and entered into at Oakbrook Terrace, Illinois, as of the seventeenth (17th day of July_ _, 1996 by and between OAKBROOK TOWER LIMITED PARTNERSHIP not individually, but solely and only as Trustee under a certain Trust Agreement dated the 1st day of September, 1984, and known as Trust Number 1087600 (the "Landlord") and Platinum Technology Inc., a Delaware Corporation (the "Tenant"), as follows

     1. Lease of Premises. The Landlord hereby leases to the Tenant and the Tenant hereby accepts the lease of the premises consisting of that certain storage/warehouse space shown outlined in red or a heavy line on the plan attached hereto as Exhibit A and incorporated herein by reference (the "Premises") located on the Upper Level in the storage area of the office building (the "Building") located on the real estate commonly known as Oakbrook Terrace Tower, Oakbrook Terrace, Illinois (the "Real Estate"). The Building and the Real Estate together with the vehicular drives, the above and below ground parking facilities, and all other structures and improvements now or hereinafter located upon the Real Estate are hereinafter sometimes collectively referred to as the "Property." It is mutually agreed that the Premises contain 40,000 rentable square feet.

     2. Term. The said lease of the Premises is for the term of six (6) years and six (6) months commencing on that date (the "Commencement Date") which is the earlier of (i) October 15, 1996, (ii) substantial completion of the Premises with "Tenant's Work" (as defined in Section 14 of the Rider), or (iii) the date upon which the Tenant utilizes any portion of the Premises for business purposes (as opposed to occupancy and use of the Premises to make alterations therein), and ending on the last day of the 78th month subsequent to the Commencement Date (the "Term"), unless sooner terminated as hereinafter provided.

     3. Rent. Tenant will pay to Landord's rental agents, MIGLIN- BEITLER MANAGEMENT CORPORATION (the "Rental Agents"), at 181 West Madison Street, Suite 3900, Chicago, Illinois, 60602, or to such other persons or at such other places as the Landlord may direct from time to time by written notice to the Tenant, in coin or currency which at the time of payment is legal tender for the payment of public and private debts in the United States of America, the aggregate of the following, all of which are hereby declared to be "Rent."

          A.   The sum of       SEE SECTION 2 OF THE LEASE RIDER
                          ------------------------------------------------------
________________________________________________________________________________
____________________________________________DOLLARS($ __________________________
for each twelve-month period during the Term of this Lease, payable in advance in equal monthly installments of _______________________________________________
                                        SEE SECTION 2 OF THE LEASE RIDER
________________________________________________________________________________
____________________________________________DOLLARS($ __________________________
each promptly on the first day of each and every calendar month during the Term of this Lease (the "Base Rent").

          C. Interest at the "Default Rate" from the due date of each payment of Rent until paid. The phrase "Default Rate" means the lower of: (i) the highest lawful rate, or (ii) a rate of interest equal to the sum of three percent (3%) plus the "Prime Rate." The phrase "Prime Rate" means that rate of interest most recently announced by the First National Bank of Chicago ("First") as its prime rate or basic rate, changing



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simultaneously and automatically with each announced change by First in its prime rate or its base rate, such change to be effective as of and on the date announced by First as the effective date for the change in its said prime rate or base rate. A certificate made by an officer of First stating its prime rate or its base rate in effect on a certain day or prime rates or base rates in effect during a certain period shall, for the purposes hereof, be conclusive evidence of First's prime rate or rates or base rate or rates on said day or such period, as may be stated in any such certificate. In the event First ceases to use the term Prime Rate in setting a base rate of interest for commercial loans, then the Prime Rate herein shall be determined by reference to the rate used by First as a base rate of interest for commercial loans as the same shall be designated by First to the Landlord.

          In the event the Term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the Rent for such month shall be prorated Tenant's covenant to pay Base Rent, independent of every other covenant set forth in this Lease.

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     5.   Security Deposit. As additional security for faithful and prompt performance of its obligations hereunder Tenant has concurrently with the execution of this Lease paid to Landlord's said Rental Agent the sum of $ NONE.
                                                                          ----
Said security deposit need not be segregated and may be applied by Landlord for the purpose of curing any default or defaults of Tenant hereunder, in which event, Tenant shall replenish said deposit in full by promptly paying to Landlord on demand the amount so applied. Landlord shall not pay any interest on said deposit, except as required by law. If Tenant has not defaulted hereunder and Landlord has not applied said deposit to cure a default, or Landlord has applied said deposit to cure a default and Tenant has replenished the same, then said deposit, or such remaining portion thereof, shall be paid to Tenant after the termination of this Lease. Said deposit shall not be deemed an advance payment of Rent or a measure of Landlord's damages for any default hereunder by Tenant.

     6. Use. Tenant shall occupy and use the Premises for general storage and warehouse purposes only. See Section 16 of the Lease Rider.

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     8.   Tenant's Obligations.

          A. Repairs. Except for ordinary wear and as otherwise provided in this Lease, Tenant shall, at all times during the Term hereof, at its sole expense, keep all Tenant's movable and removable fixtures located in or appurtenant to the Premises in good order, repair and condition, and Tenant shall promptly arrange with Landlord to have Landlord (or Landlord's agent) make repairs of all other damages to the Premises and the replacement or repair of all damaged or broken glass (including signs thereon), fixtures and appurtenances (including hardware and heating, cooling, ventilating, electrical, plumbing and other mechanical facilities in the Premises), with materials equal in quality and class to the original materials damaged or broken, within any reasonable period of time specified by Landlord. Landlord may, but shall not be required to do so, enter the Premises at all reasonable times to make any repairs, alterations, improvements or additions, including, but not limited to, ducts and all other facilities for heating and air conditioning service, as Landlord shall desire or deem necessary for the safety, preservation or improvement of the Building, or as Landlord may be required to do by the municipality in which the Building is located or by the order or degree of any court or by any other proper authority. The cost of all repairs made by Landlord to the Property which are made necessary as a result of misuse or neglect by Tenant or Tenant's employees, invitees or agents or resulting from the Tenant's failure to maintain and repair systems (including but not limited to HVAC, plumbing and electrical systems), servicing the Premises in accordance with the provisions contained in the Lease Rider,) shall be paid as additional Rent by Tenant to Landlord within ten (10) business days of being billed for same. The cost of all other repairs and replacements (except those caused by Tenant's misuse or negligence and those relating to Tenant's movable fixtures) shall be paid for by the Landlord. SEE SECTION 3 OF THE LEASE RIDER.

          C. Doors to be Locked. Before leaving the Premises unattended, Tenant shall close and securely lock all doors and shut off all utilities in the Premises.

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     D. Holding Over. Tenant shall pay to the Landlord for each day Tenant retains possession of the Premises or any part thereof after termination hereof, by lapse of time or otherwise, 150% the amount of the daily rental then required by the terms hereof for the last monthly period prior to the date of such termination and in addition if Tenant shall hold over in the Premises in excess of thirty (30) days pay all damages sustained by Landlord by reason of such retention, but acceptance by Landlord of rent after such termination shall not constitute a renewal nor waive Landlord's right of reentry or any other right.

     E. Laws and Regulations. Tenant shall comply with all reasonable rules and regulations Landlord may adopt from time to time for the protection and welfare of the Building, the Property and its tenants and occupants, and comply with all laws, ordinances, orders and regulations and with the directions of any public officers authorized by law with respect to the Premises and the use and occupancy thereof. SEE SECTION 24 OF THE LEASE RIDER

     F. Signs. Tenant shall not paint, display, inscribe or affix any sign, trademark, picture, advertising, notice, lettering or direction on any part of the outside or inside of the Building, except on the public hallways of the Premises, and then only such name or names or matter and of such color, size, style, character and material as shall be first approved by Landlord in writing. Landlord reserves the right to remove any other matter, without notice to Tenant and at the cost and expense of Tenant. SEE SECTION 5 OF THE LEASE RIDER

     G. Advertising. Tenant shall not use the name of the Building for any purpose other than that of the business address of tenant, or use any picture or likeness of the Building or "Oakbrook Terrace Tower" or any other name by which the Building may from time to time be known, on any letterhead, envelope, circular, notice, advertisement, container or wrapping material, without the prior written consent of Landlord.

     H. Articles Sold. Tenant shall not exhibit, sell or offer for sale, rent or exchange in the Premises or on the Property any article, thing or service except those ordinarily embraced within the use of the Premises specified in Section 6 without the prior written consent of Landlord.

     I. Hazardous Materials. Tenant shall not use or permit to be brought into or kept in the Premises or on the Property any inflammable oils or fluids, or any explosive or other articles deemed hazardous to person or property. SEE
SECTION 25 OF THE LEASE RIDER

     J. Various Prohibited Uses. Tenant shall not carry on any mechanical business without the prior written consent of Landlord; use the Premises for housing, lodging or sleeping purposes; permit food to be brought into the Premises for consumption therein, by anyone other than Tenant's employees, business invitees and agents without the prior written consent of Landlord. Landlord may in its sole discretion refuse such permission or impose any conditions in granting it, and revoke it at will. Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose, act or thing which is in violation of any public law, ordinance or governmental regulation or which may be dangerous to persons or property, or which may invalidate or increase the amount of premiums for any policy of insurance carried on the Building or covering its operation or violate the terms thereof; provided, however, that if any additional amounts of insurance premiums are caused by Tenant's occupancy or use of the Premises. Tenant shall pay to Landlord said additional amounts. Tenant, at its sole expense, shall comply with all rules, regulations and requirements of the Illinois Inspection and Rating Bureau. Tenant shall not do or permit anything to be done upon the Premises, or bring or keep anything thereon by its employees, agents and business invitees which is in violation of rules, regulations or requirements of the City of Oakbrook Terrace Fire Department, Illinois Inspection and Rating Bureau, Fire Insurance Rating Organization, or any other similar authority having jurisdiction over the Building. Tenant shall not use the Premises for housing accommodations, for lodging or sleeping purposes or for any illegal purposes. Tenant shall not at any time engage in the manufacture, sale, purchase, use or gift of any spirituous, fermented, intoxicating or alcoholic liquors from the Premises or property.

     K. Sound Devices. Tenant shall not place any radio or television antenna aerial wires or other equipment on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises; operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises, and which interferes with other tenants of the Building, operate any electrical device which interferes with or impair radio or television broadcasting or reception from or in the Building or elsewhere.

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          L. Nuisances. Tenant shall not bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind person) or other animal: make or permit any noxious noise, vibration or odor to emanate from the Premises: do anything therein tending to create, or maintain, a nuisance: disturb, solicit or canvass any occupant of the Building.

          M. Cleanliness and Obstruction of Public Areas. Tenant shall take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally taken in or out through the trucking concourse or service doors or in or on freight elevators or, whether temporarily, accidentally or otherwise, allow anything to remain in place or store anything in, or obstruct in any way, any common area, passageway, exit, stairway, elevator, shipping platform, or truck concourse. Tenant shall lend its full cooperation to keep such areas free from all obstruction and move all supplies, furniture and equipment as soon as received directly to the Premises and move all such items and waste, other than waste customarily removed by employees of the Building, being taken from the Premises, directly to the shipping platform at or about the time arranged for removal therefrom.

          N. Overload Any Floor. Tenant shall not overload any floors.

          O. Defacing Premises. Tenant shall not do any or mark, paint, cut or drill into, drive nails or screws into, or commits waste in any part of the Premises or the Building, outside or inside, without the prior written consent of Landlord. (If Tenant desires signal, communication, alarm or other utility or service connections installed or changed, the same shall be made by and at the expense of Tenant, with the approval and under direction of Landlord.)

          P. Alterations. *Tenant shall not make installations, alterations or additions in or to the Premises without submitting plans and specifications to Landlord and securing the prior written consent of Landlord in each instance. Such work shall be done at the sole cost and expense of Tenant by employees of or contractors employed by Landlord, or with Landlord's consent in writing given prior to letting of contract, by contractors employed by Tenant, but in each case, only under written contract previously approved in writing by Landlord, and subject to all reasonable conditions Landlord may impose. All installations, alterations and additions shall be constructed in a good and workmanlike manner and only good grades of material shall be used, and shall comply with all reasonable insurance requirements, and with all ordinances and regulations of the City of Oakbrook Terrace or any department or agency thereof, and with the requirements of all statutes and regulations of the State of Illinois or any department or agency thereof. Tenant shall permit Landlord to supervise all construction operations within the Premises. If alterations are made by Tenant's contractors, Tenant shall furnish to Landlord prior to commencement thereof, building permits and certificates of appropriate insurance, and upon completion of any installation, alteration or addition. Contractor's Affidavits and full and Final Waivers of Lien covering all labor and material expended and used. Tenant shall hold Landlord harmless from all claims, costs, damages, liens and expenses which may arise out of or be connected in any way with said installations, alterations or additions.

     9. Rights Reserved to Landlord. Landlord shall have the following rights exercisable without notice and ** without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance or Tenant's use or possession or giving rise to an claim for scroffs, or abatement of rent:

          A.  To change the name or street address of the Building.

          B. To install and maintain signs on the exterior and interior of the building (excluding the interior of the Premises) or anywhere on the Property.

          C.  To have passkeys to the Premises. SEE SECTION 4 OF THE LEASE RIDER

          D. To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy

* other than the initial improvements contemplated by Section 14 of the Lease Rider


** except as specifically provided in the Lease Rider

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during the last six months of the Term hereof, if during or prior to such time
Tenant vacates the Premises, or any time after Tenant abandons the Premises.

          F. To enter the Premises at reasonable hours to make inspections, or to exhibit the Premises to prospective tenants, purchasers or others, or for other reasonable purposes.

          G. To have access to all mail chutes according to the rules of the United States Post Office.

          H. To require all persons entering or leaving the main entrance of the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise and to establish their right to leave or enter, and to exclude or expel any peddler, solicitor or beggar at any time from the Premises or the Property.

          I. To approve the location of heavy items in and about the Premises and the Building and to require all such items and other office furniture and equipment to be moved in and out of the Property and Premises only through the loading dock and in all events at Tenant's sole risk and responsibility.

          J. At any time or times, to decorate but not within the Premises and to make, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in or to the Premises, the Property or part thereof, and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through the Premises or any part of the Property all material and equipment required and to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, provided that Landlord shall cause as little inconvenience or annoyance to Tenant as is reasonably necessary in the circumstances, and shall not do any act which permanently reduces the size of the Premises. Landlord may do any such work during ordinary business hours and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours at Tenant's request.

          K. To do or permit to be done any work in or about the Premises or the Property or any adjacent nearby building, land, street or alley.

          L. To grant to anyone the exclusive right to conduct any business or render any service on the Property, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by Section 6 of this Lease.

          M. To close the Building at 8:00 p.m. or at such reasonable time as Landlord may determine, subject, however, to Tenant's right to admittance under such regulations as shall be prescribed from time to time by Landlord.

     10.  TELEPHONE, ELECTRIC AND OTHER SERVICES.

          A. Tenant shall make arrangements directly with the telephone companies servicing the Building for such telephone service in the Premises as may be desired by Tenant. Tenant shall pay the entire cost of all telephone charges, electricity consumed within the Premises, the installation of electrical meters, maintenance of light fixtures and replacement of lamps, bulbs, tubes, ballasts and starters.

          B. If Tenant desires telegraphic, telephonic, burglar alarm, computer installations or signal service (which service shall be at Tenant's sole expense), Landlord shall, upon request, direct where and how all connections and wiring for such service shall be introduced and run. In the absence of such directions, Tenant shall make no borings, cutting or install any wires or cables in or about the Premises.

          C. Tenant covenants and agrees that Landlord shall in no event be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quality or character of electrical service is changed or is no longer suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed 5.5 watts per rentable square foot in the office portion of the Premises and 2.0 watts per rentable square foot in the warehouse portion of the Premises, and also that it shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance.

     11. Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

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     12.  Quiet Enjoyment. Subject to the provisions of this Lease, Landlord covenants that Tenant, on paying the Rent and performing the covenants of this Lease on its parts to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the Term of this Lease.
     SEE LEASE RIDER SECTION 19.

     14. Condition of Premises*. Tenant's taking possession shall be conclusive evidence that the Premises were then in good order, repair and satisfactory condition. Except as may be set forth in the Lease Rider attached hereto, no promise to Landlord to alter, remodel, improve, repair, decorate or clean the Premises or any part thereof, and no representation respecting the condition of the Premises or the Property has been made to Tenant by Landlord except as made herein.

     15. Termination. At the termination of this Lease, by lapse of time or otherwise:

          A. Surrender of Keys. Tenant shall surrender all keys of the Premises to Landlord and make known to Landlord the explanation of all combination locks remaining on Premises.

          B. Return of Premises. Tenant shall return to Landlord the Premises and all equipment and fixtures of Landlord in as good a condition and state of repair as when Tenant originally took possession subject, however, to (a) the provisions of Paragraphs C and D of this Section 15; (b) ordinary wear and loss or damage by fire; or (c) other casualty covered in Section 17 hereof, failing which Landlord may restore the Premises, equipment and fixtures to such condition and state of repair and Tenant shall, within ten (10) business days of demand, pay to Landlord the reasonable cost thereof.

          C. Removal of Additions. All installations, additions, hardware, nontrade fixtures and improvements temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, that if prior to such termination or within ten business days thereafter Landlord so directs by notice, Tenant shall promptly remove the installations, additions, hardware, non-trade fixtures and improvements, placed in or upon the Premises by Tenant and designated in the notice, failing which Landlord may remove the same and Tenant shall, upon demand, pay to Landlord the reasonable cost of such removal and of any necessary restoration of the Premises. SEE LEASE RIDER SECTION 18.

          D. Floor Covering. Tenant may remove any floor covering entirely paid for and laid by Tenant, provided Tenant (a) removes all fastenings, paper, glue, bases and other vestiges thereof and restores the floor surface to its previous condition, or (b) pays to Landlord, upon demand, the cost of

* Except for landlord's obligation to complete Landlord's Work (as defined in Section 11 of the Lease Rider),

** SEE LEASE RIDER SECTION 18

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restoring the floor surface condition.

          E. Property Presumed Abandoned. All fixtures, installations, and personal property belonging to Tenant not removed from the Premises upon termination of this Lease and not required by Landlord to have been removed as provided in Paragraph C of this Section 15, shall be conclusively presumed to have been abandoned by Tenant and title thereto shall pass to Landlord under this Lease as by a Bill of Sale. See Section 20 of the Lease Rider.

     16. Assignment and Subletting. Tenant shall not, without the prior written consent of Landlord in each instance: (i) assign, transfer, mortgage, pledge, hypothecate or encumber, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it; (ii) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law; (iii) sublet the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 6 of this Lease or by anyone other than the Tenant and Tenant's employees. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

          Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty (60) days after date of Tenant's notice) to assign or transfer its interest as Tenant in this Lease, or sublet any part or all of the Premises for the balance or any part of the Term, and in such event, Landlord shall have the right to be exercised by giving written notice to Tenant thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice, Tenant's said notice shall state the name and address of the proposed subtenant and a true and complete copy of the proposed sublease shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the Premises, and Landlord shall give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be canceled pursuant to the foregoing with respect to less than the entire Premises, the Rent and Rent Adjustments herein reserved shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet contained in the Premises, as described in this Lease, and this Lease, as so amended, shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment as aforesaid or subletting the space covered by its notice.

          Any subletting or assignment hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable thereunder. The subtenant or subtenants or assignee shall agree to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee.

          If Tenant shall assign or transfer its interest in this Lease or sublet the Premises having first obtained Landlord's consent at a rental in excess of the rent due and payable by Tenant under the provisions of Sections 3 and 4 of this Lease 50% of said excess rent after deducting therefrom Tenant's actual and reasonable costs incurred in relation to such assignment or transfer shall be paid to the Landlord.

          Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this paragraph shall be of no effect and void.

          The Landlord may assign this Lease and thereafter shall not be liable hereunder; provided, that the Landlord's assignee shall assume the Landlord's obligations hereunder. No assignee, sublettee or licensee of Tenant shall be entitled to exercise or receive the benefits of any option or right contained in this Lease or any rider or future amendment hereto granting the Tenant the right:

     (1)  to extend or renew the Term;
     (2)  to lease any additional space in the Building;
     (3)  to utilize any reserved or underground parking space; or
     (4)  to utilize any health club memberships.

     17. Untenantability. In the event (a) Premises are made untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, or (b) the Building is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant within ninety (90) days after the

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date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty. In the event the Premises are made untenantable by fire or other casualty and Landlord shall decide to rebuild and restore the same, this Lease shall not terminate and Landlord shall repair and restore the Premises at Landlord's expense and with due diligence, subject, however, to (i) reasonable delays for insurance adjustments and (ii) delays caused by forces beyond Landlord's control, and the Rent shall abate on a per diem basis the period or reconstruction and repair.

          In the event the Premises are partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last year of the term hereof proceed with all due diligence to repair and restore the Premises, subject, however, to (i) reasonable delays for insurance adjustments, and (ii) delays caused by forces beyond Landlord's control. In such event, the Rent shall abate in proportion to the nonusability of the Premises during the period while repairs are in progress. If the Premises are made partially untenantable as aforesaid during the last year of the Term hereof, as said Term may have been extended or renewed either Tenant or Landlord shall have the right to terminate this Lease as of the date of fire or other casualty, in which event, the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

     18. Rights and Remedies of Landlord. All rights and remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law.

          A. If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, or Tenant makes an assignment for the benefit of its creditors, or a trustee or receiver is appointed for Tenant or for the major part of Tenant's property, then and in any such event, Landlord may, if Landlord so elects, but not otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease, and, notwithstanding any other provisions of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Rent specified in Section 3 and 4 of this Lease for the residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term.

          B. If Tenant defaults in the prompt payment of Rent and such default shall continue for five or more days after the Tenant's receipt of written notice that the same be due and payable or in the performance or observance of any other provision of this Lease and such other default shall continue for ten or more business days after notice thereof shall have been given to Tenant, or if the leasehold interest or Tenant be levied upon under execution or attached by process of law, or if Tenant abandons the Premises, then and in any such event, Landlord, if it so elects, with or without notice or demand, forthwith, or at any time thereafter while such default continues, either may terminate Tenant's right to possession, without terminating this Lease, or may terminate this Lease. If the term of any lease, other than this Lease, made by Tenant for any premises in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole option, to terminate this Lease by notice to Tenant SEE SECTION 29 OF THE LEASE RIDER.

          C. Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord and hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or if and only if Tenant has abandoned the Premises without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, forcible entry or detainer, or conversion of property, and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law, Tenant expressly waives the service of any demand for payment of Rent or for possession and the service of any notice of Landlord's election to terminate this Lease or to reenter the Premises, including any and every form of demand and notice prescribed by any statute or other law, and agrees that the simple breach of any convenant or provision of this Lease by Tenant shall, (after the expiration of any, if any applicable notice and cure period provided herein) of itself, without the service of any notice or demand whatsoever, constitute a forcible detainer by Tenant of the Premises within the meaning of the statutes of the State of Illinois.

          D. If Tenant abandons the Premises or otherwise entitles Landlord so to elect, and if Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at Landlord's option, enter upon the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Paragraph C of this Section 18, without such entry and possession terminating this Lease, or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full term, and in any such case, Tenant shall pay to Landlord within ten (10) days after receipt of a notice from Landlord advising the Tenant that Landlord has elected to accelerate the Rent, a sum equal to the present value of entire amount of the Rent specified in Section 3 of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of this Lease, Landlord shall use reasonable efforts to mitigate its damages by attempting to relet the Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by Landlord reasonably necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay the full amount of unpaid Rent reserved in this Lease, together with the reasonable cost of repairs, alterations, redecorating and Landlord's reasonable expenses, Tenant shall pay to Landlord the amount of any deficiency, upon demand. If the consideration so collected from any such reletting together with the present value of Rent payment, if any made by Tenant is more than sufficient to pay the full amount of the rent reserved herein, together with the reasonable costs and expenses of Landlord, Landlord, at the end of the stated term of this Lease, shall account for and pay over the surplus to Tenant.

          E. Any and all property, which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored in a commercial warehouse or otherwise by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation and safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively deemed to have forever abandoned by Tenant.

          F. Tenant shall pay all Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned. SEE SECTION 30 OF THE LEASE RIDER

          G. If Tenant violates any of the terms and provisions of this Lease, or defaults in any of its obligations hereunder, other than the payment of Rent or other sums payable hereunder, such violations may be restrained or such obligation enforced by injunction.

     19. Eminent Domain. If the Property, or any portion thereof which includes a substantial part of the Premises, shall be taken or condemned by any competent authority for any public use or purpose, the term of this Lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award. Rent shall be apportioned as of the date of such termination. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Property, or if the grade of any street or alley adjacent to the Property is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the Property to conform to the changed grade, Landlord shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for said cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by said eminent domain proceeding.

     20. Subordination or Superiority of This Lease. The rights and interest of Tenant under this Lease shall be subject and subordinate to any mortgage or trust deed that exists now or may hereafter be placed upon the Building or Real Estate or Property and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. Any mortgagee or trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or trust deed. In the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, the right and interest of Tenant under this Lease shall be deemed to have priority over, the lien of said mortgage or trust deed, whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Tenant shall promptly execute and promptly deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within ten (10) days after demand in writing, Tenant shall be deemed in default hereunder SEE SECTION 31 OF THE LEASE RIDER.

     21. Sprinklers. If the "sprinkler system" installed with in the Premises or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors. Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or Fire Insurance Exchange or any bureau, department or official of the state or city government, requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of a change in Tenant's business or the location of partitions, trade fixtures, or other contents of the Premises, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

     22. Notice. In every instance where it shall be necessary or desirable for Tenant to serve any notice or demand upon Landlord, such notice or demand shall be sent by United States Registered or Certified Mail, postage prepaid, addressed to Landlord at the place where rental under this Lease is then being paid. Any notice or demand to be given by Landlord to Tenant shall be effective if mailed or delivered to the Premises and to Tenant at 1815 S. Meyers Road, Oakbrook Terrace, Illinois 60181, Attn.: Legal Department, or to such other address as may appear on the records of Landlord. Notice mailed as aforesaid shall be conclusively deemed to have been served at the close of the second business date following the date said notice was mailed.

     23. Successors and Assigns. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee or successor of Tenant except upon the prior written consent or election of Landlord or as provided in Section 16 of the Lease Rider.

     The term "Landlord," as used in this Lease, means only the owner, or the mortgagee in possession, for the time being, of the Property (or the owner of a lease of the Building or of the Real Estate and the Building) of which the Premises form a part, so that in the event of any sale or sales of said Real Estate and the Building or of said Lease, or in the event of a lease of the Building, or of the Real Estate and the Building, landlord shall be and hereby is entirely free and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser at any such sale, or the said lessee of the Building, or of the Real Estate and the Building, that the purchaser or the lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder whether past, present or future.

     25.  Insurance.  SEE SECTION 22 OF THE LEASE RIDER

          (a) Landlord and Tenant agree to have all property insurance policies which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder. Without limiting any release or waiver of liability or recovery contained in any other paragraph of this Lease but rather in confirmation and furtherance thereof, Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Property or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, to its policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary to prevent the invalidation of said insurance coverage by reason of said waiver.

          (b) At all times during the Term of this Lease, Tenant shall at its sole cost and expense maintain in full force and effect insurance protecting Tenant and Landlord and Landlord's beneficiaries and their respective agents and any other parties designated by Landlord from time to time, with terms, coverages and in companies at all times reasonably satisfactory to Landlord and with such increases in limits as Landlord may, from time to time, reasonably request and require of all other similarly situated tenants. Initially, such coverage shall be in the following amounts:

               (i) Comprehensive General Liability Insurance, including Contractual Liability insuring the indemnification provisions contained in this Lease, with limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for Bodily Injury, Death and Property Damage. The Comprehensive General Liability policy shall include as additional insureds the Landlord, its beneficiaries and their respective agents, with a severability of interest endorsement.

               (ii) Insurance against (A) "All Risks" of physical loss coverage, movable fixtures, office equipment, furniture, trade fixtures, merchandise and all other items of Tenant's property on the Premises, and (B) loss of use of the Premises.

          Tenant shall, prior to the commencement of the Term hereof and prior to the expiration of any policy, furnish Landlord certificates evidencing that all required insurance is in force and providing that such insurance may not be cancelled or changed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior written notice shall be provided).

     26.  Miscellaneous.

          A. Force Majeure. Wherever there is provided in this Lease a time limitation for performance by the Landlord or Tenant of any construction, repair, maintenance or service, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, strikes, governmental control or other factors beyond the reasonable control of the Landlord or Tenant. The provisions hereof shall not apply to the determination of the Commencement Date.

          B. If any provision of this Lease or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Lease or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable to any extent, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

          C. The headings of sections are for convenience only and do not define, limit or construe the contents of such sections or subsections. References made in this Lease to numbered sections and subsections shall refer to the numbered sections or subsections of this Lease, unless otherwise indicated.

          D. The Lease is to be executed in copies, each of which executed copy shall constitute an original. In the event of a conflict between the provisions of any original lease with the provisions of any other original lease, then in such event, the provisions of Landlord's original lease will govern and control.

          E. Each of the parties agrees, at the request of the other, to execute such instruments or documents as any party may reasonably request, acknowledging: the date of Completion of the Premises; the date of acceptance of possession of the same; the date of commencement of rentals; the commencement of the term; the commencement and expiration dates of this Lease; the Taxes and

Consumer Price Index for any Lease Year; the Estimated Rent Adjustment Payments for any Lease Year; the number of rentable square feet demised to the Tenant; Annual Base Rental amount; and the compliance or noncompliance by any party with any of the terms or provisions of this Lease: and to evidence such other or further matters as may be so reasonably requested.

          F. Tenant represents that except for Stein & Company and Miglin-Beitler Management Corporation, it has not dealt with any real estate broker in connection with this Lease and, to its knowledge, no broker other than Stein & Company and Miglin-Beitler Management Corporation initiated or participated in the negotiation of this Lease, submitted or showed the Premises to Tenant or is entitled to any commission in connection with this Lease. Tenant hereby indemnifies, defends, and holds Landlord harmless from and against any and all claims of any real estate broker for commissions in connection with this Lease. SEE SECTION 23 OF THE LEASE RIDER.

          G. No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

          H. No waiver of default of Tenant or Landlord shall be implied, and no express waiver shall affect any default other than the default specified in such waiver and that only for the time and to the extent therein stated.

          I. Clauses, plats and riders, if any signed by Landlord and Tenant and endorsed on or affixed to this Lease are part hereof and in the event of variation or discrepancy, and duplicate original hereof, including such clauses, plats and riders, if any, held by Landlord shall control.

          J. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

          K. Wherever the consent of either Landlord or Tenant is required by the provisions of this Lease, such party shall not unreasonably withhold or delay such consent.

          27. Estoppel Certificates. The parties hereto agree that, from time to time upon not less than ten days prior request a statement in writing certifying; (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease, as modified, is in full force and effect); (ii) the dates to which Rent and other charges have been paid; and
(iii) that the Landlord and Tenant are not in default under any provision of this Lease, or, if in default, the nature thereof in detail, it being intended that any such statement may be relied upon by any prospective purchaser or tenant of the Property, any mortgagees or prospective mortgagees thereof, or any prospective assignee of any mortgage thereof. The parties shall execute and deliver whatever instruments may be required for such purposes, and in the event either party fails so to do within twenty (20) days after demand in writing, such party shall be considered in default under this Lease.

          28. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything to the contrary notwithstanding, that each and all of the warranties, indemnities, representations, covenants, undertakings and agreements herein made on the part of the Trustee while in form purporting to be the warranties, indemnities, representations, covenants, undertakings and agreements of said Trustee are nevertheless each and every one of them, made and intended not as personal warranties, indemnities, representations, covenants, undertakings and agreements by the Trustee or for the purpose or with the intention of binding said Trustee personally, but are made and intended for the purpose of binding only that portion of the trust property specifically described herein, and this instrument is executed and delivered by said Trustee not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; and that no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against chicago Title and Trust Company, on account of this instrument or on account of any warranty, indemnity, representation, covenant or agreement of the said Trustee in this instrument contained, either expressed or implied, all such personal liability, if any, being expressly waived and released.

          29. Unrelated Business Income. (a) Landlord shall have the right at any time and from time to time to unilaterally amend the provisions of this Lease, if Landlord is advised by its counsel that all or any portion of the monies paid by Tenant to Landlord hereunder are, or may be deemed to be, unrelated business income within the meaning of the United States Internal Revenue Code or regulations issued thereunder, and Tenant agrees that it will execute all documents or instruments necessary to effect such amendment or amendments, provided that no such amendment shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, as so amended, and provided further that no such amendment shall result in Tenant receiving less services than it is presently entitled to receive under this Lease, nor services of a leasser quality.

          (b) Any services which Landlord is required to furnish pursuant to the provisions of this Lease may at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or Landlord's beneficiaries, the managing agent of the Real Property or its employees or by one or more third persons hired by Landlord. Landlord's beneficiaries or the managing agent of the Real Property, Tenant agrees that upon Landlord's written request it will enter into direct agreements with the managing agent of the Real Property or other parties designated by Landlord for the furnishing of any such services required to be furnished by Landlord hereunder, in form and content approved by Landlord; provided, however, that no such contract shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, and provided further that no such contract shall result in Tenant receiving less services than it is presently entitled to receive under this Lease, nor services or a lesser quality.

     IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto, as of the date first above written.

LANDLORD                                     TENANT

OAKBROOK TOWER LIMITED PARTNERSHIP           PLATINUM TECHNOLOGY, INC. a
By: M&M Realty Corporation,                  Delaware corporation
    General Partner

BY Roland V. Siegl                           BY /s/ M. Cullinane
 ---------------------------------             ----------------------------
 Its     V.P.                                 Its  EXECUTIVE VICE PRESIDENT
    ------------------------------                 CHIEF FINANCIAL OFFICER
                                                 --------------------------

ATTEST Michael Strone                        ATTEST  /s/ Michael C. Wyatt
      ----------------------------                 ------------------------
      Its      Secretary                           Its VICE PRESIDENT AND
         -------------------------                     GENERAL COUNSEL
                                                       --------------------

                          LANDLORD'S ACKNOWLEDGEMENT

STATE OF CONNECTICUT )
                     )  SS
COUNTY OF FAIRFIELD  )

     I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY, that the above named Assistant Vice President and Assistant Secretary of the OAKBROOK TOWER LIMITED PARTNERSHIP, Grantor, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such Assistant Vice President and Assistant Secretary respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Company for the uses and purposes therein set forth; and the said Assistant Secretary then and there acknowledged that said Assistant Secretary, as custodian of the corporate seal of said Company, caused the corporate seal of said Company to be affixed to said instrument as said Assistant Secretary's own free and voluntary act and as the free and voluntary act of said Company for the uses and purposes therein set forth.

                             Given under my hand and Notarial Seal this 2nd day of August 1996.

                                                  [SEAL]

                                 /s/ Corinne Basta
                             --------------------------------------------------

                           TENANT'S ACKNOWLEDGEMENT

STATE OF ILLINOIS  )
                   )  SS
COUNTY OF DUPAGE   )

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Michael P. Cullinane personally known to me to be the Exec. VP. & CFO of PLATINUM Technology, Inc. and Michael C. Wyatt personally known to me to be the General Counsel, Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Michael P. Cullinane CFO and Michael C. Wyatt Secretary, they signed and delivered the said instrument as Michael P. Cullinane CEO and Michael C. Wyatt Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation as their free and voluntary act and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial seal this 18th day of July, 1996.

     [SEAL]                                       /s/ Maria L. Dalesandro
                                                  ---------------------------
                                                                Notary Public

STATE OF ILLINOIS  )
                   )  SS
COUNTY OF DUPAGE   )

     I, the undersigned, a Notary Public in and for said County, in the state aforesaid, DO HEREBY CERTIFY that ________________ and ______________________, personally known to me to be the same person(s) whose name(s) is (are) subscribed to the foregoing instrument appeared before me this day in person and acknowledged that _________________________ signed, sealed and delivered the said instrument as _________________ free and voluntary act, for the uses and purposes therein set forth, including the release and waiver of the right of homestead.

     GIVEN under my hand and official seal this ______ day of _________________, 19_____


                                                  ______________________________
                                                                   Notary Public

                                   EXHIBIT A
                              (Plan of Premises)

     The Premises consist of that area outlined in red or a heavy line on the plan affixed (excluding from the foregoing any, if any, elevator shafts; flues; stacks; vertical and horizontal ducts; pillars; demising walls; electrical boxes; firehose cabinets; and stairways) together with the right to use in common with all other occupants of the Building, their invitees and the Landlord, the common areas of the Building consisting of corridors, elevators and lobby for ingress and egress to the Premises, washrooms and similar common facilities for their intended purposes, all subject to the terms and provisions of the Lease.

LANDLORD                                   TENANT

OAKBROOK TOWER LIMITED PARTNERSHIP         PLATINUM TECHNOLOGY, INC. a
By: M & M REALTY CORPORATION,
    GENERAL PARTNERSHIP

BY Roland V. Siegl                         BY /s/ M. Cullinane
  ---------------------------------           ----------------------------------
                                                 EXECUTIVE VICE PRESIDENT
  Its       V.P.                             Its   CHIEF FINANCIAL OFFICER
      -----------------------------             -------------------------------


ATTEST Michael Strone
      -------------------------------

  Its  Secretary
      -------------------------------

                       Diagram Showing Plan of Premises

                                  EXHIBIT TF

                                TRADE FIXTURES

PLATINUM technology, Inc.

TRADE FIXTURES
--------------

THE FOLLOWING ARE CATEGORIES OF TRADE FIXTURES ISSUES THAT MAY BE REMOVED BY TENANT AS TENANT'S PROPERTY, AT THE CONCLUSION OF THE LEASE TERM. BELOW EACH GROUP ARE SOME EXAMPLES OF SPECIFIC ITEMS THAT MAY BE INCLUDED IN THE GROUP. THE GROUP IS NOT LIMITED TO THE EXAMPLE ISSUES LISTED (A, B, C). EACH GROUP MAY INCLUDE ADDITIONAL SIMILAR ITEMS.

1)   TELEPHONE/COMPUTER SYSTEMS:
     A)   SWITCH
     B)   PATCH PANELS
     C)   UPS SYSTEM
     D)   SUPPLEMENTAL COOLING EQUIPMENT

2)   FREESTANDING CUSTOM FURNITURE/MILLWORK:
     A)   RECEPTION DESK
     B)   CONFERENCE TABLES
     C)   APPLIANCES
     D)   PREFABRICATED COUNTER AND STORAGE UNITS
          FOR DISTRIBUTION AREAS

3)   FREESTANDING MANUFACTURED FURNITURE AND EQUIPMENT:
     A)   DESKS, CHAIRS, FILES, COUNTERS, WORKSTATIONS
     B)   COMPUTERS, PRINTERS, COPIERS

4)   ARTWORK:
     A)   PAINTINGS
     B)   GRAPHICS, MURALS
     C)   CUSTOM RUGS, UNATTACHED

5)   PLANTINGS

6)   SECURITY SYSTEMS:
     A)   CARDS, READERS
     B)   SECURITY SYSTEMS DRIVERS
     C)   CAMERAS

7)   INTERIOR SIGNAGE

8)   PAGING SYSTEMS

9)   FREESTANDING DISTRIBUTION EQUIPMENT
     A)   CONVEYOR SYSTEM
     B)   SHELVING AND PALETTE RACKS
     C)   FORK LIFTS AND CHARGING STATION

                                  LEASE RIDER

          This Lease Rider is made and entered into as of the 17th day of July, 1996, at Chicago, Illinois by and between OAKBROOK TOWER LIMITED PARTNERSHIP, not individually, but solely and only as Trustee under a certain Trust Agreement dated the 1st day of September, 1984 and known as Trust No. 1087600 (the "Landlord") and PLATINUM TECHNOLOGY, INC. a Delaware corporation (the
"Tenant").


                               R E C I T A L S:
                               ----------------

     A. The Landlord and the Tenant are executing simultaneously herewith a written lease (the "Lease") leasing certain premises (the "Premises") in the storage area of a building (the "Building") located on the real estate commonly known as OAKBROOK TERRACE TOWER, located at One Tower Lane, Oakbrook Terrace, Illinois 60181, as more particularly set forth in the Lease.

     B. The Landlord and Tenant desire to modify and amend some of the provisions of the Lease by the terms and provisions of this lease rider (the "Rider").

     NOW, THEREFORE, in consideration of the respective covenants of the parties hereto contained in the Lease and in this Rider, Landlord and Tenant further mutually agree as follows:

     1.   CONTROLLING LANGUAGE.  Insofar as the specific terms and provisions of
          --------------------
this Rider purport to amend or modify or are in conflict with the specific terms and provisions of the Lease (the specific, but not implied), the terms and provisions of this Rider shall govern and control; in all other respects, the terms and provisions (and definitions) of the Lease shall remain in full force and effect and unmodified.

     2.   BASE RENTAL TABLE.  The Tenant shall pay as Annual Base Rent and
          -----------------
monthly installment of Base Rent (pursuant to subsection 3 A of the Lease) the following sums during the Term:

================================================================================
                                           MONTHLY
     MONTHS              PER SQ/FT      INSTALLMENTS        BASE RENT
     OF TERM               RENTAL       OF BASE RENT       (ANNUALIZED)
     -------               ------       ------------       ------------
--------------------------------------------------------------------------------
 Commencement Date -     $  7.55        $25,166.67         $302,000.00
     12/31/96
--------------------------------------------------------------------------------
 1/1/97 - 12/31/97          7.85         26,166.67          314,000.00
--------------------------------------------------------------------------------

==========================================================================
                                           MONTHLY
         MONTHS          PER SQ/FT       INSTALLMENTS        BASE RENT
         OF TERM          RENTAL         OF BASE RENT       (ANNUALIZED)
         -------          ------         ------------       ------------
--------------------------------------------------------------------------
    1/1/98 - 12/31/98      8.17            27,233.33         326,800.00
--------------------------------------------------------------------------
    1/1/99 - 12/31/99      8.49            28,300.00         339,600.00
--------------------------------------------------------------------------
  1/1/2000 - 12/31/2000    8.83            29,433.33         353,200.00
--------------------------------------------------------------------------
  1/1/2001 - 12/31/2001    9.19            30,633.33         367,600.00
--------------------------------------------------------------------------
  1/1/2002 - 12/31/2002    9.55            31,833.33         382,000.00
--------------------------------------------------------------------------
  1/1/2003 - Last month
         of Term           9.94            33,133.33         397,600.00
==========================================================================

          For the purposes of determining the applicable Annual Base Rent and monthly installments of Base Rent, the beginning and ending months are inclusive in the applicable rate periods and the first month shall be the month in which the Commencement Date, as determined pursuant to Section 2 of the Lease, occurs.

     3.   SERVICES/MAINTENANCE/REPAIRS.  Tenant shall be responsible for
          ----------------------------
obtaining and furnishing all cleaning, heating, air conditioning, ventilating, electricity and gas to the Premises that is desired by Tenant. Except for the "Landlord Maintenance Items" (hereinafter defined), Tenant shall be solely responsible at Tenant's sole cost and expense, for maintaining and repairing any equipment necessary to furnish the above-mentioned services. Except for the "Landlord Maintenance Items" (hereinafter defined), and the furnishing of cold water to the Premises, Landlord shall not be required to furnish any services to the Premises whatsoever, including, but not limited to, janitorial services, heating or air conditioning services, repairs or maintenance services.

          The Landlord at Landlord's sole cost and expense, does not hereby agree to keep, maintain, repair and if necessary, replace the following items which in the aggregate are herein referred to as the "Landlord Maintenance Items":

               1. The foundation and floor slabs (including the slab located under and providing support to the loading docks) of the Building;

               2. Any structural components of the Building including the roof, load bearing walls and all structural walls;

               3. Those portions and only those portions of plumbing, electrical, utility and sewer lines which service the entire Building and are neither owned by the applicable utility company nor located within the Premises. Notwithstanding the foregoing, the Tenant shall be solely responsible at Tenant's sole cost and expense for the repair, maintenance and replacement, if necessary, of the HVAC units servicing the Premises which are located on the roof of the Building.

          The Landlord agrees that in relation to the Landlord Maintenance Items it shall keep the same in good condition and repair and in compliance with any and all applicable federal, state or local laws, ordinances, rules and regulations. The Landlord shall be responsible in relation to the Landlord Maintenance Items for paying any and all fines or penalties assessed by any governmental authority if said Landlord Maintenance Items fail to meet the requirements of such applicable federal, state or local laws, ordinances, rules and regulations. It is expressly acknowledged by Landlord and Tenant that the Landlord Maintenance Items do not include, (i) entryways, doors, loading dock facilities (except for the structural integrity of the slab), or rubber aprons, doors and mechanical equipment associated with loading docks, (ii) any duty to repair or provide any service for and in relation to utilities which are either located within the Premises or which are owned and operated by a third party such a public utility company, and (iii) any maintenance, repair, or replacement of any of the Landlord Maintenance Items set forth above which is or becomes necessary as a result of the misuse, neglect or intentional misconduct of the Tenant.

          In the event the structural integrity of the loading dock slab shall require repair, maintenance, or replacement the Tenant does hereby agree to notify the Landlord of such necessity in writing. The Landlord does hereby agree within a reasonable period of time (taking into account the time necessary to obtain bids and award contracts), not to exceed thirty (30) days from the receipt of Tenant's notice concerning the loading dock slab, to commence such maintenance, repairs, or replacement, and to diligently pursue to completion such maintenance, repair, or replacement. In the event Landlord fails to commence or diligently pursue to completion such maintenance, repair, or replacement, the Tenant shall have the right upon forty-eight (48) hours written notice to the Landlord to commence or continue to completion such maintenance, repairs, or replacement of the loading dock slab (the "Tenant Slab Self-Help Right"). In the event the Tenant shall exercise the Tenant Slab Self-Help Right, the Tenant shall have the right upon completion by the Tenant and/or its contractors or agents of the repairs, maintenance, or replacement to invoice the Landlord and the Landlord shall be required to pay within ten (10) business days of receipt of said invoice, the reasonable costs incurred by the Tenant in so exercising its Tenant Slab Self-Help Right, unless the Landlord shall within said ten (10) business day time period dispute the Landlord's duty to pay for such item based upon Landlord's belief that the Tenant was responsible for the necessity of maintaining, repairing or replacing said loading dock slab. In the event it becomes necessary for the Landlord and Tenant to litigate the issue of responsibility for the payment of the cost of such repair, maintenance, or replacement and judgement is entered in favor of the Tenant in such proceeding, and Landlord fails to pay the Tenant such judgement within ten (10) business days after said judgement becomes final, the Tenant shall have the right without notice to deduct the amount of the judgement from the next due monthly installments of Base Rent until the amount of the judgement has been exhausted.

     4.   LANDLORD'S ACCESS TO THE PREMISES.  The Landlord does hereby agree
          ----------------------------------
that whenever the Landlord shall exercise any right of access or entry into the Premises for purposes permitted under or pursuant to the Lease, the Landlord shall orally notify the Tenant at least forty-eight (48) hours in advance (except in the case of an emergency, or at any time after the Tenant is in default of its obligations under the Lease, the applicable cure period, if any having expired), of Landlord's intent to enter or otherwise access the Premises. The Landlord does hereby agree that it will conduct any access or entry into the Premises in such a manner as will cause the least interference reasonably necessary given the nature or reason for such access or entry; provided however that nothing herein contained shall be deemed or construed as requiring the Landlord to conduct any right of access or entry into the Premises after hours in the event that waiting until after hours will either exasperate an emergency or require the Landlord to pay overtime or premium costs to contractors or others.

          The Landlord does hereby acknowledge that the Tenant will designate certain areas of the Premises as "Security Areas". Notwithstanding any provision of the Lease to the contrary, the Landlord shall not be entitled to keys or access cards for such Security Areas. In the event of an emergency requiring immediate access by Landlord to such Security Areas, the Landlord shall not be responsible to Tenant for any damage reasonably believed necessary and caused by Landlord's accessing the Security Areas for emergency purposes.

          Notwithstanding any provision of the Lease to the contrary, the Tenant shall be entitled to install such locks, security devices (including card key access systems) as the Tenant desires without first notifying the Landlord in advance. Provided, however that in relation to any such locks, security devices (including card key access systems), the Tenant shall except in relation to Security Areas concurrently with the installation of the same, provide the Landlord with keys, access cards or combinations (as may be appropriate) in relation to such newly installed items.

          Notwithstanding any provision of the Lease to the contrary, so long as Tenant is not in default, Landlord's right to show the Premises to prospective tenants shall be limited to the last six (6) months of the Term (as the same may have been renewed by Landlord and Tenant). Landlord shall provide oral notice to Tenant twelve (12) hours in advance prior to exhibiting the Premises.

     5.   SIGNAGE. Notwithstanding the provisions contained in Subsection 8F of
          --------
the Lease to the contrary, Tenant shall be entitled to paint, display, inscribe or affix any sign, trademark, picture, advertising, notice, lettering or direction on any part of the interior portions of the Premises without Landlord's consent. Landlord shall not have the right to remove any of such items except to the extent said items remain in the Premises after the expiration of the term of this Lease.

     6.   LOAD BEARING CAPABILITIES.  The Landlord does hereby represent to the
          --------------------------
Tenant that the floor slab of the Premises is capable of bearing a load of 300 lbs. per square foot.

     7.   ADDRESS OF BUILDING.  Notwithstanding the provisions contained in
          --------------------
Section 9 of the Lease to the contrary, in the event the Landlord shall change the street address of the Building (as opposed to said street address being changed by the U.S. Postal service without request by the Landlord), the Landlord agrees to provide Tenant with reasonable prior notice thereof and to reimburse the Tenant for the reasonable costs of replacing the Tenant's stationery, letterhead, envelopes and other similar printed documentation then in Tenant's possession.

     8.   PRIOR OCCUPANCY.  Notwithstanding the provisions of Section 22 of the
          ----------------
Lease to the contrary, the Tenant shall have the right to access the Premises commencing with the execution of the Lease by all necessary parties to begin the Tenant's Work (as hereinafter defined). That period of time commencement on the date the Lease is signed by all necessary parties and ending on the Commencement Date is hereinafter referred to as the Prior Occupancy Period. Notwithstanding any provision of the Lease to the contrary, the Landlord does hereby grant the Tenant the right of limited access and limited occupancy of the Premises during the Prior Occupancy Period without payment or accrual of liability for Rent described in the Lease. Said right of limited access and limited occupancy shall be solely and only for the purposes of the Tenant constructing Tenant's Work and storing in not more than ten percent (10%) of the Premises; inventories and supplies.

     9.   GROSS LEASE.  It is intended by the parties hereto, that with the
          ------------
exception of real estate taxes, the Lease be a Gross Lease and accordingly the Landlord shall have no right to pass through any operating expenses relating to the Property (except real estate taxes attributed to the warehouse/storage portion of the Property as hereinafter described) directly to the Tenant as is the case with office tenants of the Property. It expressly acknowledged by the Tenant however, that the Tenant is responsible for certain other costs which, if not paid by the Tenant shall constitute an additional component of Rent under specific provisions of the Lease. Such additional costs include the costs associated with or resulting from the necessity to repair and/or maintain the Premises due to Tenant's failure to perform its maintenance and repair obligation under the Lease as amended, the costs of remedying any default of the Tenant, the payment of bills for water or other services provided by Landlored or other third parties (including the municipality) and for Tenant's indemnification duties hereunder.

     10.  REAL ESTATE RENT.  In addition to every other component of Rent
          -----------------
specified in the Lease and this Rider the Tenant shall pay to the Landlord
50% of the real estate taxes attributable to the warehouse/storage portion of the Property (the "Tax Rent"). The Tenant shall be required to pay to the Landlord estimated deposits of the Tax Rent (the "Tax Rent Deposits") on the first day of each and every month of the Term. The Tax Rent Deposits shall be equal to one twelveth (1/12) of Landlord's reasonable estimate of Tax Rent as communicated in writing by the Landlord to the Tenant. The Landlord reserves the right to adjust the Tax Rent

Deposits from time to time upon not less than thirty (30) days prior written notice. Within a reasonable time after Landlord's receipt of the tax bill applicable to the storage/warehouse portion of the property on which the Building is located for the applicable year of the Term for which the Tax Rent is being calculated (the"Calculation Year"), the Landlord shall cause to be furnished to Tenant a statement showing the following:

          (i) Real estate taxes attributable to the warehouse/storage portion of the Property for the Calculation Year as indicated on the real estate tax bills for pin number 06-23-101-023;

          (ii) The amount of the Tax Rent due to the Landlord for the Calculation Year less credit for the Tax Rent Deposits paid by the Tenant in and allocable to said Calculation Year; and

          (iii) The Tax Rent Deposits due monthly as aforesaid during the calendar year next following the Calculation Year for which such statement is given (subject to revision as aforesaid) including the amount or revised amount for the months prior to the rendition of the statement.

          Within thirty (30) days after receipt of such statement the Tenant shall pay to the Rental Agent the amount of the Tax Rent due to the Landlord for the Calculation Year as reflected in said statement and the amount of the Tax Rent Deposits due for the months between the expiration of the Calculation Year described in the statement to and including the month in which the statement is furnished. If such statement reflects an amount due from the Landlord to the Tenant the Landlord shall apply such amount against the next due Tax Rent Deposits until exhausted and refunds to the Tenant any remaining unapplied amount at the end of the Term.

          If the Lease Term commences on any day other than the first (1st) day of January or if the Lease Term ends on any day other than the last day of December, any Tax Rent payment due Landlord shall be prorated and the Tenant shall pay such amount within ten (10) days after being billed. Tenant's obligation and covenant to pay the Tax Rent Deposits and the Tax Rent are each and all independent of every other covenant set forth in the Lease and shall survive the expiration or termination of the Lease.

     Landlord and Tenant do hereby acknowledge that the Tax Rent shall consist solely and only of the general real estate taxes attributable to the storage warehouse portion of the Property on which the Building is located, and any special assessments of taxes levied on such storage warehouse portion of the Property on which the Building is located. The Landlord and Tenant do hereby agree that in regard to any special assessment which may be paid in installments whether or not the Landlord elects to pay such special assessment in installment, the Tenant shall only be responsible for the portions of such special assessment which would become due and payable during the Term had the Landlord elected to pay the same in installments.

     11.  LANDLORD'S WORK. The Landlord does hereby agree to cause the following
          ---------------
alterations, improvements, and repairs (in the aggregate "Landlord's Work") to be accomplished on the Premises and Property at Landlord's sole cost and expense:

          1. Re-roof the entire warehouse building utilizing a roofing contractor mutually acceptable to Landlord and Tenant;

          2. In conjunction with the re-roofing referred to above, remove the HVAC unit located at the southwest corner of the roof;

          3. Clean concrete floor within the Premises and grind down existing exposed bolts in said floor;

          4. Install power supply to adapt to Tenant's reasonable alarm requirements in conjunction with Tenant's contractor; and

          5.   Disconnect and remove abandoned telephone wires.

          The Landlord agrees to commence the Landlord's Work within a reasonable period of time after receiving the Tenant's Plans (as hereinafter defined) and to complete the same within a reasonable period of time given the type and progress of the Tenant's Work. The Landlord and Tenant agree to reasonably cooperate in scheduling Landlord's Work and Tenant's Work so that they do not unreasonably interfere with each other's work or unreasonably delay the completion of the either the Landlord's Work or the Tenant's Work. It is expressly acknowledged by the Landlord and the Tenant that no delay in completion of the either the Landlord's Work or Tenant's Work shall delay the commencement of the Term or the Tenant's duty to pay all components of Rent under the Lease which shall begin irrespective of the completion or non-completion of Landlord's or Tenant's Work on the Commencement Date.

          In the event item numbers 1 and 2 above of the Landlord's Work are not completed by August 31, 1996 and the non-completion of the said items 1 and 2 of Landlord's Work has resulted from the failure of the Landlord to award contracts for said items 1 and 2 of the Landlord's Work or the failure of the Landlord to replace contractors to whom awards of said items 1 and 2 of Landlord's Work have been made but who have failed to diligently pursue completion of said items 1 and 2 of Landlord's Work, the Tenant shall have the right upon forty-eight (48) hours prior written notice to the Landlord to hire a contractor reasonably acceptable to Landlord to complete items 1 and 2 of Landlord's Work (the "Landlord's Work Self-Help Right"). In the event the Tenant shall exercise its Landlord's Work Self-Help Right, the Landlord shall, pay to the Tenant the reasonable costs incurred by the Tenant in exercising its Landlord's Work Self-Help Right within ten (10) business days of receiving invoices and proof of payment relating to the same. In the event the Landlord shall fail to pay the Tenant such reasonable costs within said ten (10) business day time period, the Tenant shall have the right without notice to deduct such reasonable costs from the next due monthly installments of Base

Rent until exhausted. The Tenant and Landlord do hereby acknowledge that the Tenant shall not have the right to exercise the Landlord's Work Self Help Right as to any items of Landlord's Work other than the items 1 and 2 above. Furthermore, the Tenant shall have no right to exercise the Landlord's Work Self Help Right in the event that items 1 and 2 above of Landlord's Work are not completed by August 31, 1996 as a result of a delay caused by the Tenant, scheduling conflicts with the "General Contractor" (as defined in Section 14 hereof), or delays due to acts of God, strikes, governmental control or other factors beyond the reasonable control of the Landlord.

     12.  HEALTH CLUB MEMBERSHIPS. The Tenant is hereby granted two (2) health
          -----------------------
club memberships in the health club located in the Building, free from initial membership initiation fees. Tenant shall be responsible for the payment of all other dues and/or fees imposed by the health club operator, including but not limited to monthly dues, guest fees, and membership renewal and transfer fees associated with such memberships. Tenant must complete and submit to the health club operator a membership application designating an officer or employee of Tenant thereon for such membership. Such membership is for the use and only for the use of the officer or employee of Tenant whose name is contained on the membership application approved by the health club operator and, subject to payment of guest fees, the invitees of such member. The Tenant shall be required in utilizing such membership to comply with all reasonable rules and regulations promulgated by the health club operator in association with such use of health club facilities.

     13.  RENEWAL OPTION. The Tenant is  hereby granted one (1) five (5) year
          ---------------
option to renew the Lease (the "Renewal Option") at a Base Rental Rate equal to 95% of the then "current building market rate", for similar upper level storage space (and office use ancillary thereto) as reasonably determined by the Landlord taking into account the rate (excluding market concessions) at which similar space in the Building and other Class A Buildings within a five (5) mile radius of the Building are then being offered (the "Extended Term Rent"). If the Tenant desires to exercise its Renewal Option, it shall do so in the following, and only in the following, manner:

               A. If the Tenant desires to exercise its Renewal Option, it shall so notify the Landlord, in writing, no earlier than the first day of the 12th month prior to the then current expiration date of the Lease Term and no later than the first day of the sixth (6th) month prior to the then current expiration date of the Lease Term. Such notice shall only be effective if delivered at a time when the Tenant is not in default of its obligations beyond any, if any applicable notice and cure periods, under the terms and provisions of the Lease and this Rider.

               B. Within a reasonable period of time after receipt of Tenant's notice of its desire to exercise its Renewal Option, given at the time and in the manner provided above, the Landlord shall prepare and transmit to the Tenant an appropriate lease amendment to the Lease extending the Term for five years (the "Extended Term") and modifying the Base Rent to equal the Extended Term Rent, modifying the monthly installments of the Base Rent to equal

1/12th of the new Base Rent, as determined aforesaid and including all market concessions utilized to determine the Extended Term Rent.

               C. The Landlord shall transmit such lease amendment to the Tenant for execution and Tenant shall execute and deliver the same to the Landlord within ten (10) business days of Tenant's receipt thereof. In the event the Tenant fails for any reason to execute and deliver the lease amendment to the Landlord within the time period provided herein, then in such event, at Landlord's option and only at Landlord's option, Tenant's purported exercise of its Renewal Option shall be of no force or effect and the Renewal Option shall become null and void.

               D. Sections 2, 8, 11, 14, and 15 of this Rider shall be of no force or effect during such Extended Term brought about as a result of Tenant's exercise of its Renewal Option.

               E. Notwithstanding any of the foregoing, if Tenant disputes Landlord's determination of the rental rate for the Extended Term, then Tenant shall provide notice of such dispute within fifteen (15) days following Landlord's delivery of the amendment referred to above. In the event Landlord and Tenant are unable to agree on the Extended Term Rent within fifteen business days following Tenant's delivery of notice of such dispute to Landlord, then either Tenant or Landlord shall be entitled to terminate the exercise of the Renewal Option and such Renewal Option shall be deemed null and void.

     14.  TENANT'S CONSTRUCTION AND ALTERATION. Notwithstanding any provision of
          ------------------------------------
the Lease to the contrary, included but not limited to the provisions contained in Subsection 8Q thereof, the Landlord and Tenant do hereby acknowledge that the Tenant desires to make certain improvements and alterations in and to the Premises and to commence making those improvements and alterations prior to occupying the Premises for business purposes therein and may desire to continue to make alterations or improvements to the Premises until December 31, 1996 (in the aggregate those improvements and alterations desired by the Tenant prior to December 31, 1996 are hereinafter referred to as the "Tenant's Work"). In relation to any Tenant's Work, the Tenant shall be required to prepare and submit to Landlord at Tenant's sole cost and expense all plans, specifications, information and architectural, engineering and mechanical drawings concerning Tenant's Work (in the aggregate the "Tenant's Plans"). The Landlord shall review Tenant's Plans and either approve the same or disapprove the same, giving specific reasons for said disapproval, within a reasonable period of time after Landlord's receipt of Tenant's Plans. In the event the Landlord disapproves of the Tenant's Plans the Tenant may revise the Tenant's Plans in accordance with the comments contained in Landlord's notice of disapproval and resubmit Tenant's Plans as modified to Landlord for review and approval. The Landlord does hereby agree to not unreasonably withhold or delay its approval to Tenant's Plans (as the same may be modified).

     Once Tenant's Plans have been approved by the Landlord, the Tenant shall use Leopardo Construction Company as the general contractor (the "General Contractor"). The General Contractor shall carry adequate insurance, insuring both the Landlord and Tenant, supply general contractor statements, appropriate partial and final lien waivers and certifications and/or guarantees concerning the work performed by the General Contractor. The Tenant shall enter into the written contract with the General Contractor for the Tenant's Work and shall be responsible for all costs associated therewith. The Tenant does hereby agree to indemnify, defend and hold the Landlord harmless from and against any and all claims of the General Contractor or arising out of the Tenant's Work. The Tenant does hereby further agree to provide to the Landlord such reasonable proof as Landlord may reasonably request concerning the status of Tenant's Work, payments therefore, and the completion of the Tenant's Work in compliance with all applicable laws, rules and regulations.

     It is expressly acknowledged by Tenant that the Landlord shall have no responsibility regarding the quality of the Tenant's Work nor its usefulness for the purposes desired by the Tenant or for any delays of the General Contractor.

     15.  ALTERATION ALLOWANCE. The cost of all Tenant's Work to be performed in
          --------------------
or to the Premises shall, subject to the allowance hereinafter granted by the Landlord, be the sole responsibility of the Tenant. The Landlord does hereby grant to the Tenant an allowance equal to $400,000.00 (the "Alteration Allowance"). The Landlord agrees to pay the Tenant the Alteration Allowance as the Tenant's Work progresses (but in no more than four (4) draws). Within thirty
(30) days of receipt from the Tenant of; (a) sworn contractors statements; (b) partial and/or final lien waivers, as the case may be; (c) certification by the Tenant that it is satisfied with the work to date; and (d) proof by the Tenant that it has paid the General Contractor the amounts specified in the Tenant's draw request. Notwithstanding the foregoing the Landlord shall not be required to pay the Tenant any portion of the Alteration Allowance while any pending lien is outstanding for and in relation to the Tenant's Work unless Tenant bonds over the same to the satisfaction of Landlord's title insurance carrier, nor shall the Landlord be required to pay more than 80% of the Alteration Allowance until such time as all of the Tenant's Work has been completed and the Tenant has provided the reasonable proof specified above for and in relation to said final completion of the Tenant's Work. It is expressly acknowledged by Landlord and Tenant that the Alteration Allowance described in this Section 11 shall apply solely and only to the Tenant's Work desired by the Tenant in and to the Premises and completed prior to December 31, 1996. Any unused portion of the Alteration Allowance as of January 1, 1997 shall be applied by the Landlord until exhausted, against the Tenant's duty to pay monthly installments of Base Rent.

     16.  PROHIBITED USES. Notwithstanding the provisions of Section 6 and
          ---------------
Subsection 8 J of the Lease to the contrary; (i) the Tenant is hereby granted the right to bring food into the Premises for preparation and consumption by Tenant's employees and business invitees only; (ii) the Landlord agrees that it will not unreasonably withhold its consent to the installation by Tenant of refrigerators, microwave ovens or coffee warmers in the Premises for the sole use of Tenant's employees and business invitees; (iii) the Tenant shall be permitted to install and operate heating and air conditioning apparatus within the Premises; and (iv) the Tenant shall be permitted as ancillary use (and not as a primary use) to utilize not more than thirty three percent (33%) of the Premises for office purposes.

     17.  MUTUAL INCORPORATION. All negotiations, considerations,
          --------------------
representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement, in writing, between Landlord and Tenant. No modifications, termination, or surrender of the Lease or surrender of the Premises or any part thereof or of any interest therein by Tenant shall be valid or effective unless agreed to and accepted, in writing, by the Landlord and no act by any representative or agent of the Landlord other than delivery of such a written agreement and acceptance by the Landlord shall constitute acceptance thereof. Any prior negotiations or intentions of the parties, whether oral or evidenced by written documentation dated prior to the date of this Lease, are null and void.

     18.  REMOVAL OF ADDITIONS. Notwithstanding the provisions contained in
          --------------------
Section 15 of the Lease, Tenant shall be entitled to remove any of the installations, additions, hardware, non-trade fixture and improvements set forth in Exhibit TF to this Lease.

          Notwithstanding any provision of subsection 15 C of the Lease to the contrary, the Tenant, upon termination of the Lease, shall not be required to remove any installations, additions, hardware, non-trade fixtures and improvements, temporary or permanent (except movable furniture, trade fixtures and equipment belonging to the Tenant and the items specified on Exhibit TF) initially installed in the Premises, unless the Landlord shall have stated in writing such specific items for removal at the expiration of the Term at the time of Landlord's approval of Tenant's Plans. The Tenant shall have the right from time to time during the Term to inform the Landlord by written notice of any new installations, additions, hardware, non-trade fixtures and improvements, temporary or permanent, which Tenant intends to bring into or incorporate into the Premises and receive a designation from Landlord pursuant to said subsection 15 C of the Lease as to whether or not the Landlord will require the Tenant to remove such item at the expiration of the Term. If Landlord does not respond to the Tenant's notice within ten (10) business days of Landlord's receipt of Tenant's notice, the Tenant will not be required to remove any of the items identified by Tenant in its notice at the expiration of the Term. Landlord's waiver of its rights under said subsection 15 C of the Lease, as set forth herein, shall only apply to items originally incorporated in the Premises and indicated on the Tenant's Plans or subsequent requests from the Tenant as being exceptions to the removal rights of Landlord pursuant to said subsection 15 C of the Lease and consented to by Landlord.

     19.  WAIVER AND INDEMNITY.
          --------------------

               A. (1) To the extent permitted by law, Tenant releases Landlord Related Parties (as defined in Section 19) from, and waives all claims for, damage to person or property sustained by Tenant or any occupant of the Premises or Property resulting from the

Property or Premises or any part of either or any equipment or appurtenance becoming out of repair or resulting from any accident in or about the Property, or resulting directly or indirectly from any act or omission of any tenant or occupant of the Property or of any other person, other than Landlord Related Parties. This Section 19 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures and shall apply equally whether such damage be caused or result from anything or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature.

               (2) The Landlord Related Parties shall not be liable for any loss or damage to property even if due to the negligence, gross negligence or intentional misconduct of any of the Landlord Related Parties, to the extent of the greater of: (i) the recovery by Tenant under any property damage insurance carried by it (whether or not required to be carried by the terms of the Lease); or (ii) such amounts as would have been recovered if Tenant had carried the insurance required under the Lease. Tenant shall make reasonably diligent efforts to recover from its insurers the full amount of any insured claim.

          B. (1) To the extent permitted by law, Landlord releases Tenant Related Parties (as defined in Section 19) from, and waives all claims for, damage to person or property sustained by Landlord or any occupant of the Premises or Property resulting from the Property or Premises or any part of either or any equipment or appurtenance becoming out of repair or resulting from any accident in or about the Property, or resulting directly or indirectly from any act or omission of any tenant or occupant of the Property, or of any other person, other than Tenant Related Parties. This Section 19 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas odors or noise, or the bursting or leaking of pipes or plumbing fixtures and shall apply equally whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature.

               (2) The Tenant Related Parties shall not be liable to Landlord for any loss or damage to property even if due to the negligence, gross negligence or intentional misconduct of any of the Tenant Related Parties to the extent of the greater of: (i) the recovery of Landlord under any property damage or rent loss insurance carried by it (whether or not required to be carried by the terms of the Lease); or (ii) such amount as would have been recovered if Landlord had carried the insurance required under the Lease. Landlord shall make reasonably diligent efforts to recover from its insurers the full amount of any insured claim.

          C. Except as provided in Section 19 or as specifically set forth in the Lease, Tenant agrees to indemnify and save all of the Landlord Related Parties harmless against any and all claims, demands, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees for the defense thereof, arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any negligence of any of the Tenant Related Parties in or about the Property or Premises. In case of any action or proceeding brought against any of the Landlord Related Parties by reason of any such claim, upon notice form Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord. Except as provided in Section 19 or as specifically set forth in the Lease, Landlord agrees to indemnify and save all of the Tenant Related Parties harmless against any and all claims, demands, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees for the defense thereof, arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease, or from any negligence of any of the Landlord Related Parties in or about the Property of Premises. In case of any action or proceeding brought against any of the Tenant Related Parties by reason of any such claim, upon notice from Tenant, Landlord covenants to defend such action or proceeding by counsel reasonably satisfactory to Tenant.

          D.   For purposes of this Section 19:

               (1) "Landlord Related Parties" means Landlord, Miglin-Beitler Management Corporation, the beneficiaries of Landlord, the partners which comprise the beneficiaries of Landlord, the partners which comprise such partners, and the agents, employees, officers, directors, shareholders, partners or principals (disclosed or undisclosed) of any of them.

               (2) "Tenant Related Parties" means Tenant and the officers, directors, agents and employees of Tenant (whether disclosed or undisclosed).

          20.  ASSIGNMENT AND SUBLETTING. Notwithstanding the provisions
               -------------------------
contained in Section 16 of the Lease, without Landlord's consent and without being subject to; (i) Landlord's right to recapture; or (ii) any obligation to share excess rent, Tenant shall have the right, so long as it is not in default beyond any, if any applicable nature and cure period, to assign or sublease all or a portion of the Premises to:

               (a) any entity succeeding to the business and assets of Tenant except by way of bankruptcy or consolidation in lieu of bankruptcy; and

               (b)  any entity which is a subsidiary or an affiliate of Tenant.

               Tenant shall, however, prior to the effective date of such assignment or sublease, cure any defaults of the Tenant and notify Landlord in writing of its intent to so assign or sublease, and the portion of the Premises to which such sublease or assignment pertains, and the resulting entity that will be the Tenant hereunder.

               In addition to the above, Tenant shall have the right, without Landlord's consent, to assign this Lease to any entity which controls, is controlled by, or is under common control with Tenant, or any entity resulting from a merger or consolidation with Tenant, or which acquires all or substantially all Tenant's assets, provided, however, that the foregoing are not as a result of bankruptcy or reorganization in lieu thereof. Nothing herein contained shall be deemed or construed as relieving Tenant from any liability under the terms and provisions of the Lease as a result of any assignment or sublet pursuant to the aforesaid.

               Notwithstanding any provision of Section 16 of the Lease to the contrary, in the event the Tenant shall make an assignment of the Lease to any entity, which pursuant to the provisions above in this Section 20 does not require the Landlord's consent, such entity shall have the rights (if any) contained in the Lease as amended, to (i) extend or renew the term; (ii) lease additional space in the Building; (iii) utilize reserved underground parking spaces; and (iv) utilize health club memberships. Nothing herein contained shall be deemed or construed as requiring the Landlord to offer to such assignee the aforementioned rights, unless, and then only to the extent such rights have been specifically granted to the Tenant pursuant to the terms and provisions of the Lease.

     21.  CONDEMNATION. Notwithstanding the provisions contained in Section 19
          ------------
of the Lease, the Tenant shall be entitled to seek a condemnation award relating to moving expenses, loss of Tenant's property and the unamortized value of Tenant's leasehold improvements within the Premises paid for by Tenant without reimbursement or credit from Landlord, notwithstanding that such award may undue any award inuring to the benefit of Landlord. Any condemnation which takes all or a substantial part of the Loading Dock or materially limits the Tenant's ability to access the Loading Dock, shall be treated as a condemnation of the entire Premises.

     22.  INSURANCE. At all times during the term of this Lease, Landlord shall
          ---------
at its sole cost and expense maintain in full force and effect insurance protecting Landlord and Tenant and their respective agents and any other parties designated by Tenant from time to time, with terms, coverages and at companies reasonably satisfactory to Tenant. Such coverage shall be in the following amounts:

     (i) Comprehensive General Liability Insurance, including contractual liability insuring the indemnification provisions contained in this Lease, with limits of not less than Two Million Dollars ($2,000,000) combined single limit per occurrence for bodily injury, death and property damage. The Comprehensive General Liability policy shall include as additional insureds the Tenant and its agents, with a severability of interest endorsement.

     (ii) Insurance against all risks of physical loss coverage, moveable fixtures, office equipment, furniture, trade fixtures, merchandise and all other improvements and betterments constituting the Premises, Building and/or Property.

     Landlord shall, prior to the commencement of the term hereof and prior to the expiration of any policy, furnish Tenant certificates evidencing that all required insurance is in force and providing that such insurance shall not be canceled or changed without at least thirty (30) days' prior written notice to Tenant (unless such cancellation is due to nonpayment of premiums, in which event ten (10) days' prior written notice shall be provided).

     23.  BROKERS. Landlord hereby warrants and represents that it has not
          -------
employed or dealt with any other broker or finder in connection with this Lease of the Premises except Stein & Company and Miglin-Beitler Management Corporation. Landlord further covenants and agrees that it shall be responsible to pay any and all commission to Stein & Company and Miglin-Beitler Management Corporation in connection with this Lease. Landlord shall indemnify, defend, protect and hold Tenant harmless from and against any claims, losses, liabilities, demands, costs, expenses or causes of action by any other broker, agent or person claiming a commission or other form of compensation by virtue of having represented Landlord with regard to this Lease and transaction.

     24.  RULES AND REGULATIONS. Notwithstanding any provision of the Lease to
          ---------------------
the contrary, the Landlord does hereby acknowledge that it does not have standardized rules for the office warehouse Building. The Landlord reserves the right at any time during the Term to promulgate reasonable rules and regulations for the office warehouse Building for the protection and welfare of the Building and property and its tenants and occupants. The Landlord does hereby agree that any such rules and regulations shall not materially impair the Tenant's use and occupancy of the Premises, or its access rights and use of the loading dock servicing the Premises. The Landlord does hereby agree that any such rules and regulations shall be non-discriminatory in nature and shall be uniformly applied to all tenants of the Building. Nothing herein contained shall be deemed or construed as relieving the Tenant of compliance with all laws, ordinances, orders, and regulations and with the directions of any public officer authorized by law with respect to the Premises and the use and occupancy thereof by Tenant.

     25.  HAZARDOUS MATERIALS.  Notwithstanding the provisions contained in
          -------------------
Subsection 8I of the Lease, the Tenant shall be permitted to bring into and keep in the Premises such hazardous materials as are normally and customarily utilized in a storage warehouse/office environment, including, but not limited to, cleaning materials and photostatic chemicals. The Tenant shall be responsible for compliance with all laws, ordinances, rules and regulations promulgated by any governmental authority having jurisdiction over the Property and/or the Premises in relation to the use or presence of such hazardous materials. Tenant does hereby agree to indemnify and save the Landlord harmless from and against any and all claims, costs and expenses (including reasonable attorney's fees), incurred by the Landlord resulting from or arising out of the presence, use, or maintenance on the Premises and within the Property of hazardous materials brought on to the Property by the Tenant, its employees, agents, contractors, and invitees. Notwithstanding any provision of the Lease to the contrary, the Landlord does hereby agree to indemnify and defend and hold the Tenant harmless from and against any and all claims, costs and expenses (including reasonable attorney's fees), resulting from the presence of hazardous material in the Premises or on the Property which have been brought thereon by Landlord, its employees, agents, contractors, and invitees; provided however that for the purposes hereof, other tenants on the Property as well as their respective employees, agents and invitees shall not, for the purposes hereof be deemed agents or invitees of the Landlord.

     26.  ABANDONMENT.  Notwithstanding any provision of the Lease to the
          ------------
contrary, the Tenant shall not be deemed or construed to have abandon the Premises unless the Tenant has vacated the Premises and is not current in its obligations to pay Rent.

     27.  TENANT'S ACCESS AND USE RIGHTS.  Notwithstanding the provisions
          -------------------------------
contained in Subsection 9H of the Lease, the Landlord does hereby acknowledge that the Tenant will be conducting 24-hour operations from the Premises. Tenant shall be entitled to have access to the Premises and arrange for delivery and shipping of its inventory and items stored therin (subject to necessary maintenance and repair and the laws, ordinances, rules and regulations promulgated by any governmental authority having authority over the Premises and the Property) on a 24-hour basis, seven (7) days per week through the loading dock area for the Premises. The Tenant hereby acknowledges that Landlord may impose reasonable restrictions on Tenant or its employees, agents, contractors, or invites from entering the other building (the "Office Building") located on the Property, and from main areas of the Building during non-business hours.

     28.  RESTORATION/CANCELLATION.  Notwithstanding the provisions of Section
          -------------------------
17 of the Lease, in the event the Premises are made partially or wholly untenantable by fire or other casualty and the Landlord elects to rebuild, restore or repair the Building or the Premises but fails to complete such rebuilding, repairing or restoring within 180 days after such fire or other casualty, and subject to the provisions of Section 26 A of the Lease (but in no event more than 240 days after the date of such fire or casualty), the Tenant shall have the right, upon written notice delivered prior to the Premises being restored, to cancel the Lease as of the date of such fire or other casualty.

     29.  NON-MONETARY DEFAULTS.  Notwithstanding the provisions of subsection
          ---------------------
18B of the Lease to the contrary, in the event a non-monetary default to which the ten (10) day time period set forth in said Subsection 18B is not cured by the Tenant within said ten (10) day time period, but the Tenant commences to cure such default within said ten (10) day time period and diligently pursues a cure of such non-monetary default and the same is capable of being cured, such ten (10) day cure period for non-monetary defaults shall be extended for so long as the Tenant is actively and diligently attempting to effectuate a cure of such non-monetary default.

     30.  COST OF ENFORCEMENT.  The Landlord shall pay all Tenant's costs,
          --------------------
charges and expenses, including the fees of counsel, agents and other retained by Tenant, incurred in enforcing Landlord's obligations hereunder or incurred by Tenant in any litigation, negotiation, or transaction in which Landlord causes Tenant, without Tenant's fault, to become involved or concerned.

     31.  NON-DISTURBANCE AGREEMENT.  Notwithstanding the provisions of Section
          --------------------------
20 of the Lease to the contrary, the Tenant shall not be deemed to have subordinated its interest under this Lease to any mortgage or trust deed or ground lease that now exists or may hereinafter be placed upon the Building, Real Estate, or Property unless such mortgagee, trustee or groundlessor shall have provided the Tenant with a standard form of non-disturbance, attornment and recognition agreement substantially in the form attached to the Lease as Exhibit
G. Landlord agrees to obtain such non-disturbance and attornment agreement from any existing mortgagee, trustee or groundlessor as soon as feasible.

     32.  MISCELLANEOUS.  Notwithstanding anything to the contrary contained in
          --------------
this Lease, Landlord hereby represents, covenants, warrants and agrees that (i) Landlord has complete and lawful title (subject to a mortgage) to the building and has full right, power and authority to enter into and execute and deliver this Lease; (ii) as of the date hereof to the best of Landlord's knowledge without making inquiry, the Building and Property comply with all applicable laws, ordinances, regulations and requirements of governmental authorities having jurisdiction thereof; (iii) it has not received nor has any notice of any building, municipal or health department code, regulation, statue or law which would adversely affect Tenant's leasehold improvement in the Premises and/or Tenant's operation of its business in the Premises; (iv) it has no knowledge of any existing or pending special assessment applicable to the Property; and (v) the real Estate tax PIN number specified in Subparagraph 10(i) above concerns the storage/warehouse portion of the Property and does not include the highrise office portion of the Property.

     33.  HVAC CREDIT.  The Tenant is hereby granted a credit (the "HVAC
          ------------
Credit") equal to the lessor of, (i) the actual costs incurred by the Tenant in installing two (2) condenser units and two (2) gas furnaces in the Premises (or in the case of the condenser units on the roof of the Building), or (ii) $8,755.00. The Landlord agrees to pay the Tenant the HVAC Credit within thirty
(30) days of the Landlord's receipt of paid invoices evidencing the actual cost incurred by the Tenant relating to said two (2) condenser units and two (2) gas furnaces. The Landlord and Tenant do hereby acknowledge that this HVAC Credit has been granted in exchange for a modification of the Landlord's obligation concerning the air conditioning unit located on the southwest corner of the roof of the Building, In relation to said air conditioning unit located on the southwest corner of the roof of the Building, the Landlord's only obligation shall be to remove the same as provided above in this Rider.

     34.  PRE-COMMENCEMENT DATE STORAGE.  Notwithstanding the provisions
          ------------------------------
contained in Subsection 2(iii) of the Lease, the utilization by the Tenant of not more than ten percent (10%) of the area of the Premises for storage prior to October 15, 1996 shall not in and of itself trigger the occurrence of the "Commencement Date".

     35.  LANDLORD'S SUPERVISION FEES. The Landlord does hereby agree that any
          ---------------------------
and all supervision fees for and in relation to alterations desired by the Tenant and conducted pursuant to Subsection 8Q of the Lease shall be limited solely and only to the direct costs actually incurred by Landlord in so supervising any such alterations.

     36.  SCAVENGER SERVICE. The Tenant shall make its own arrangements and be
          -----------------
responsible for all costs incurred for waste and garbage disposal and pick-up from the Premises.

     37.  LANDLORD'S EXCULPATION. Landlord's exculpation clause, as set forth in
          ----------------------
Section 28 of the Lease, is incorporated herein by reference, as if full set forth.

     IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto, as of the date first above written.

LANDLORD                               TENANT
--------                               ------
OAKBROOK TOWER LIMITED PARTNERSHIP     PLATINUM TECHNOLOGY, INC. a
By: M&M REALTY CORPORATION,            Delaware corporation
    GENERAL PARTNER

BY: Roland V. Siegl                     BY: /s/ M. Cullinane
   -------------------------------        --------------------------------------
      Its    V.P.                            Its Executive Vice President
         -------------------------               Chief Financial Officer
                                                --------------------------------

Attest: Michael Strone                   Attest   /s/ Michael C. Wyatt
       ---------------------------            ----------------------------------
                                                      Michael c. Wyatt

                                                Its  Vice President and General
                Secretary                               Counsel
         Its _____________________                   ---------------------------

STATE OF   Illinois      )
        ----------------
                         ) ss
COUNTY OF DuPage         )
          --------------


     I, Maria L Dalesandro, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Michael P. Cullinane, personally known to me to be the CFO of PLATINUM TECHNOLOGY, INC. a Delaware corporation authorized to conduct business in the State of Illinois, and Michael C. Wyatt, personally known to me to be the General Counsel, Secretary of said corporation, and personally know to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such CFO and ______________ Secretary, they signed and delivered the said instrument as ______________ President and ____________ Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation as their free and voluntary act for the uses and purposes therein set forth.

     GIVEN under my hand and NOTARY seal this 18th day of July, 1996.



     [SEAL]                                       /s/ Maria L. Dalesandro
                                                  -----------------------
                                                       Notary Public

PLATINUM - LEASE ABSTRACT
------------------------------------------------------------------------------------------------------------------------------------
Lease ID/Site ID                   38/31                        Expiration Notice Comments

Old Lease ID                                                    Renew Notice                       04/14/2002
Last Update                        01/08/1997                   Renewal Notice Comments            One five year option at 95%
                                                                                                   of market. See lease rider,
                                                                                                   item 13.
RSF                                40,000
Suite/Floor
Building Name                      Oakbrook Terrace Tower       Cancel Notice
Address                            1 Tower Lane                 Cancelation Comments
City                               Oakbrook Terrace
State                              IL                           First Refusal Comments
Zip                                60181
Office Type                        Regular
Lease Type                         original                     First Offer Comments
Lease Status                       active
Occupancy Status                   occupied                     Other Options Notes
Occupancy Type                     mixed
First in Location                  10/15/1996
Site Notes                         40,000 square feet -
                                    warehouse space             Rent Escalation Type               fixed
                                                                Escalation Comments                See rent schedule
Premises Notes                     40,000 square feet for
                                    warehouse space,

                                                                Late Charge Notes                  Prime - 3% Late fee.
Lease Date                         01/07/1996
Term                               78
Commence                           10/15/1996                   Holdover                           150%
Expire                             04/14/2003                   Expense Type                       gross
Deposit                            $0.00                        Code method                        none
Deposit Comments                                                Est. Mo Exp.                       $1,624.91
                                                                Last Update                        01/01/1997
                                                                Expense Notes                      Tenant responsible for clearing
                                                                                                    and HVAC costs.
Landlord Contact
Company                            Oakbrook Tower Limited
                                    Partnership
Address 1                          C/O M&M Realty Corporation,
                                    General Partners            Pay Taxes When Due?                Yes
Address 2                                                       Estimated Tax                      $19,499.00
City                                                            Property Tax Notes                 Tenant to pay 50% of real estate
                                                                                                    taxes assessed against
                                                                                                    warehouse.
State
Zip
Phone                                                           Parking Notes
Fax
Landlord Notes
                                                                Assignment/Sublet Notes            Prior written consent of LL is
                                                                                                    needed. Can sublet to
                                                                                                    subsidiary/affiliate without
                                                                                                    LL's consent.
Rent Contact                      George Rumel
Same As Landlord?                  No                           Misc, Lease Notes
Company                            Miglin-Beitler Management
PS Vendor #                        MIGLIN
Address 1                          C/O LaSalle National Bank    # Empl.
Address 2                          135 LaSalle St. Dept 3057    Open Ofc/Wksta
City                               Chicago
State                              IL                           Platinum Contact (1)
Zip                                60674-3057                   Contact's Title (1)
Phone                              (830) 571-8757               Phone (1)
Fax                                                             Fax (1)
Real Contact Notes                                              Platinum Contact (2)
                                                                Contact's Title (2)
                                                                Phone (2)
Legal Contact                                                   Fax (2)
Same As Landlord?                  Yes                          Platinum Contacts Notes
Company
Address 1
Address 2                                                       Broker ID
City                                                            Contact
State                                                           Company
Zip                                                             Address 1
Phone                                                           Address 2
Fax                                                             City
Legal Contact Notes                                             State
                                                                Zip
                                                                Phone
Improvement Type                   allowance                    Fax
LL Allowance                       $400,000.00                  Notes
Important Notes


Rent Period      Rent Start      Rent End        Mo. Rent        Abatement       Abated Rent       Real Notes
------------------------------------------------------------------------------------------------------------------------------------
    1            10/15/1996     12/31/1996      $25,166.67                       $25,166.67        Expenses include real taxes only.
    2            01/01/1997     12/31/1997      $26,166.67                       $26,166.67        Expenses include real taxes only.
    3            01/01/1998     12/31/1998      $27,233.33                       $27,233.33        Expenses include real taxes only.
    4            01/01/1999     12/31/1999      $28,300.00                       $28,300.00        Expenses include real taxes only.
    5            01/01/2000     12/31/2000      $29,433.33                       $29,433.33        Expenses include real taxes only.
    6            01/01/2001     12/31/2001      $30,633.33                       $30,633.33        Expenses include real taxes only.
    7            01/01/2002     12/31/2002      $31,833.33                       $31,833.33        Expenses include real taxes only.
    8            01/01/2003     12/31/2003      $33,133.33                       $33,133.33        Expenses include real taxes only.

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